EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MML Series Investment Fund II (the "Trust") on Form N-CSR for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	2/22/2023	/s/ Paul LaPiana
Paul LaPiana President and Principal Executive Officer

    This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MML Series Investment Fund II (the "Trust") on Form N-CSR for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	2/22/2023	/s/ Renee Hitchcock
Renée Hitchcock Treasurer and Principal Financial Officer

    This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.